SCHEDULE 14A
                               (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement           [ ]  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule
      14a-11(c) or Rule 14a-12

                      Krupp Government Income Trust II
              ------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

  ------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

----------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:

----------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

----------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:

----------------------------------------------------------------------------
(5)   Total fee paid:

----------------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount Previously Paid:

----------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:

----------------------------------------------------------------------------
(3)   Filing Party:

----------------------------------------------------------------------------
(4)   Date Filed:

----------------------------------------------------------------------------

----------------------------------------------------------------------------
                        KRUPP GOVERNMENT INCOME TRUST
                                     and
                      KRUPP GOVERNMENT INCOME TRUST II
----------------------------------------------------------------------------

                                                             March 29, 2002

Dear Valued Shareholder:

      You are cordially invited to attend the joint Annual Meeting of Shareholders of Krupp Government Income Trust ("GIT") and Krupp Government Income Trust II ("GIT II"), which will be held on Thursday, May 16, 2002 at 10:00 a.m., at the offices of each Trust, located at One Beacon Street, Suite 1400, Boston, Massachusetts 02108.

      The proxy statement which accompanies this letter describes the matters that will be presented at the Annual Meeting: (1) the election of Trustees of each of GIT and GIT II and (2) a proposal to amend Article XII of the Declaration of Trust of each of GIT and GIT II. The proposed amendments, if approved, would give the Board of Trustees of GIT and GIT II the discretion (provided certain conditions were met) to waive provisions in the applicable Declaration of Trust relating to "Excess Shares" (the "Excess Shares Provision"). Excess Shares are those shares of GIT or GIT II held by a person that would result in the person owning more than 9.8% of the outstanding shares of GIT or GIT II.

      The Excess Shares Provision was originally included in the Declaration of Trust of GIT and GIT II in order to ensure that the Trusts complied with certain technical requirements relating to qualification of the Trusts as real estate investment trusts ("REITs") under the Internal Revenue Code. However, the Excess Shares Provision, as currently drafted, also has the effect of preventing a Trust or its shareholders from participating in a transaction that might be beneficial to the shareholders, even when such a transaction would not jeopardize the Trust's status as a REIT.

      The purpose of the proposal is to provide the Board of Trustees with the flexibility to consider, on a case-by-case basis, whether waivers from the Excess Shares Provision should be granted to persons in connection with transactions that may be beneficial to the Trusts' shareholders. The amendments would not remove the Excess Shares Provision from the Declarations of Trust; they would only provide the Trustees with the ability to consider whether a particular transaction should be made available to the shareholders of a Trust, after having determined that the transaction would not jeopardize the Trust's REIT status. Under the proposed amendments, the Trustees of a Trust would only be permitted to grant such a waiver after their receipt of a ruling from the Internal Revenue Service or an opinion of counsel to the effect that such waiver would not cause the Trust to lose its status as a REIT.

      These amendments are consistent with current practice as reflected in the governing documents of many other REITs.

      The Board of Trustees of each of GIT and GIT II recommends that the shareholders vote FOR the proposal to amend the Excess Shares Provision.

      Whether or not you plan to attend the meeting in person, it is important that your shares be voted at the meeting. THEREFORE, SHAREHOLDERS ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. Your vote is important, no matter how many shares you may own.

      Thank you for taking the time to review the enclosed materials.

                                  Very truly yours,

                                  /s/ Douglas Krupp

                                  Douglas Krupp
                                  President and Trustee of
                                  Krupp Government Income Trust and
                                  Krupp Government Income Trust II

                        Krupp Government Income Trust
                                     and
                      Krupp Government Income Trust II
                        One Beacon Street, Suite 1400
                         Boston, Massachusetts 02108

                  ----------------------------------------
                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MAY 16, 2002
                  ----------------------------------------

TO THE SHAREHOLDERS OF KRUPP GOVERNMENT INCOME TRUST and
KRUPP GOVERNMENT INCOME TRUST II:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Krupp Government Income Trust ("GIT") and Krupp Government Income Trust II ("GIT II") (each a "Trust" and together the "Trusts") will be held together on Thursday, May 16, 2002 at 10:00 a.m., at the offices of each of the Trusts located at One Beacon Street, Suite 1400, Boston, Massachusetts 02108, for the purpose of considering and acting upon the following matters, which are more fully described in the attached proxy statement:

      As to GIT:

            1.    Election of Trustees for GIT.

            2. A proposal to amend Article XII of GIT's Declaration of Trust. The amendment would give GIT's Trustees the discretion to waive GIT's prohibition on a person's ownership of more than 9.8% of the outstanding shares of GIT, if certain conditions are met relating to the effect of such waiver on GIT's status as a real estate investment trust (a "REIT").

      As to GIT II:

            1.    Election of Trustees for GIT II.

            2. A proposal to amend Article XII of GIT II's Declaration of Trust. The amendment would give GIT II's Trustees the discretion to waive GIT II's prohibition on a person's ownership of more than 9.8% of the outstanding shares of GIT II, if certain conditions are met relating to the effect of such waiver on GIT II's status as a REIT.

      As to both Trusts:

            3. Such other business as may properly be brought before the meeting. The Board of Trustees of each of the Trusts at present knows of no other formal business to be brought before the meeting.

      Following the official business, there will be a review of the results of operations for 2001, and management will review each Trust's investments and discuss the future outlook of GIT and GIT II. The Trustees and the Advisor of each of the Trusts will be available for questions and discussion after the meeting.

      The Board of Trustees of each of GIT and GIT II has fixed March 18, 2002 as the record date to determine the shareholders who will be entitled to vote at the applicable Trust's Annual Meeting and receive notice of such meeting or any adjournment or adjournments thereof. A list of such shareholders will be open to the examination of such shareholders for any purpose germane to the Annual Meeting at the Annual Meeting and during ordinary business hours for a period of ten days prior to the Annual Meeting at the office of each of GIT and GIT II at One Beacon Street, Suite 1400, Boston, Massachusetts 02108.


                                  /s/ Scott D. Spelfogel

                                  Scott D. Spelfogel
                                  Clerk of Krupp Government Income Trust
                                  and Krupp Government Income Trust II

March 29, 2002

                            --------------------
PLEASE FILL IN, DATE AND SIGN THE ACCOMPANYING PROXY, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES OF THE APPLICABLE TRUST, AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

                    PROXY STATEMENT DATED MARCH 29, 2002
                    ------------------------------------

      This Proxy Statement is submitted to the shareholders of Krupp Government Income Trust ("GIT") and Krupp Government Income Trust II ("GIT II") (each a "Trust" and together the "Trusts") for solicitation of the accompanying proxy for use at the Annual Meeting (the "Meeting") of the shareholders of each of GIT and GIT II to be held together for the purposes set forth in this Proxy Statement, at 10:00 a.m. on Thursday, May 16, 2002, at the offices of each Trust, located at One Beacon Street, Suite 1400, Boston, Massachusetts 02108, or any adjournment or adjournments thereof. Each of the Trusts has its principal executive offices at One Beacon Street, Suite 1400, Boston, Massachusetts 02108. This Proxy Statement, together with an Annual Report to Shareholders, will be mailed to shareholders on or about March 29, 2002.

                            REVOCABILITY OF PROXY

      The proxy is revocable by the shareholders at any time before it is voted by filing a later dated proxy, by filing a written notice of revocation with Scott D. Spelfogel, Clerk of the applicable Trust, or by voting at the Meeting. Unless so revoked, properly executed proxies will be voted, and where choices are indicated on the proxy, they will be voted as specified, and if no choices are indicated, the proxies will be voted in favor of the proposals on the proxy.

                       PERSONS MAKING THE SOLICITATION

     The solicitations are made by the Board of Trustees of each Trust.

                                SOLICITATION

      Solicitation of proxies is to be made by the use of the mails. In addition, representatives of each Trust may, under instructions from the applicable Board of Trustees and acting only for such Trust, solicit such proxies for the Board of Trustees of the applicable Trust by means of telephone or personal calls. In addition, the Trusts have retained Georgeson Shareholder Communications, Inc. to solicit proxies by means of telephone calls. Each Trust will pay Georgeson Shareholder Communications, Inc. a fee of $2,000, plus its out of pocket expenses in connection with the solicitation of proxies. Each Trust will also pay all other expenses in connection with the solicitation of these proxies.

               VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      Only shareholders of record of the applicable Trust at the close of business on March 18, 2002 will be entitled to vote at the Meeting. On that date, there were 15,053,135 shares of beneficial interest outstanding for GIT and 18,371,477 shares of beneficial interest outstanding for GIT II.
Each share is entitled to one vote. The shareholders do not have cumulative voting rights. As to each Trust, the holders of a majority of the outstanding shares of such Trust, represented in person or by proxy, constitutes a quorum at the Meeting. If less than a quorum is present at the Meeting in person or by proxy for either Trust, the Trust with a quorum may proceed and a majority in interest of the shareholders of the other Trust present in person or by proxy may adjourn the Meeting as to such other Trust. Both Trusts' Declaration of Trust require that Trustees be elected by a plurality of votes. Both Trusts' Declaration of Trust require that Proposal No. 2 (Amendment of Declaration of Trust) be approved by the holders of a majority of all outstanding shares. For purposes of Proposal No. 1
(Election of Directors), proxy cards marked to indicate an abstention and broker non-votes (proxy cards returned unmarked as to a proposal by brokers) will be counted in determining the presence of a quorum but will have no effect on the election. For purposes of Proposal No. 2 (Amendment of Declaration of Trust), proxy cards marked to indicate an abstention and broker non-votes will be counted in determining a quorum, and will be considered to be "no" votes. There are no rights of appraisal or similar rights of dissenters with respect to either Proposal No. 1 or Proposal No. 2.

      There are no known beneficial owners of more than 5% of the shares of beneficial interest in either of the Trusts.

      The following table provides a summary of the beneficial ownership of shares of GIT, as of March 18, 2002, by (i) the Trustees of GIT, (ii) the Chief Executive Officer of GIT and (iii) all current Trustees and executive officers as a group:

    (1)                  (2)                           (3)                (4)
 CLASS OF              NAME OF                   AMOUNT AND NATURE     PERCENT
SECURITIES        BENEFICIAL OWNER            OF BENEFICIAL INTEREST   OF CLASS
-------------------------------------------------------------------------------

Shares        Douglas Krupp                      10,000 Shares(1)         *
Shares        Stephen Puleo                      None                     *
Shares        Charles N. Goldberg                None                     *
Shares        J. Paul Finnegan                   None                     *
Shares        All Trustees and Executive         10,000 Shares(1)
              Officers as a group (11 people)

(1) Mr. Krupp is a beneficial owner of the 10,000 shares held by Berkshire Mortgage Advisors Limited Partnership, the Advisor to GIT, by virtue of being a director of Berkshire Funding Corporation, the general partner of Berkshire Mortgage Advisors Limited Partnership.

* The amount owned does not exceed one percent of the shares of beneficial interest of GIT outstanding as of March 18, 2002.

      The following table provides a summary of the beneficial ownership of shares of GIT II, as of March 18, 2002, by (i) the Trustees of GIT II, (ii) the Chief Executive Officer of GIT II and (iii) all current Trustees and executive officers as a group:

    (1)                  (2)                           (3)                (4)
 CLASS OF              NAME OF                   AMOUNT AND NATURE     PERCENT
SECURITIES        BENEFICIAL OWNER            OF BENEFICIAL INTEREST   OF CLASS
-------------------------------------------------------------------------------

Shares        Douglas Krupp                      10,000 Shares(1)         *
Shares        Stephen Puleo                      None                     *
Shares        Charles N. Goldberg                None                     *
Shares        J. Paul Finnegan                   None                     *
Shares        All Trustees and Executive         10,000 Shares(1)
              Officers as a group (11 people)

(1) Mr. Krupp is a beneficial owner of the 10,000 shares held by Berkshire Mortgage Advisors Limited Partnership, the Advisor to GIT II by virtue of being a director of Berkshire Funding Corporation, the general partner of Berkshire Mortgage Advisors Limited
      Partnership.

* The amount owned does not exceed one percent of the shares of beneficial interest of GIT II outstanding as of March 18, 2002.

      No trustee, officer or affiliate of either of the Trusts is a party adverse to the applicable Trust or has a material interest adverse to GIT or GIT II in any material proceedings.

      A list of shareholders of each Trust as of the record date will be open to the examination of such shareholders for any purpose germane to the Meeting at the Meeting and during ordinary business hours for a period of ten days prior to the Meeting at One Beacon Street, Suite 1400, Boston, Massachusetts 02108.

                 DIRECTORS, EXECUTIVE OFFICERS AND PROPOSALS

                                ROPOSAL NO. 1

                            ELECTION OF TRUSTEES

      Pursuant to each Trust's Declaration of Trust, as amended, the Trustees are elected annually. The Trusts currently each have four Trustees, all of whom have been nominated for re-election by the Board of Trustees of the applicable Trust. The election will be decided by a plurality vote.

      The following table sets forth the names and ages of each Trustee of each Trust and of the management nominees for election as a Trustee, their principal offices with the respective Trust, their term of office as a Trustee for the respective Trust and any periods during which they have served as such:


Name and Age               Principal           No. of         Principal           No. of Years
                           Offices             Years as       Offices             as GIT II
                           with GIT            GIT Trustee    with GIT II         Trustee
----------------------------------------------------------------------------------------------

Douglas Krupp, 55          Chairman of the          6         Chairman of the          6
                           Board, President                   Board, President
                           and Trustee                        and Trustee

Charles N. Goldberg, 60    Trustee*                12         Trustee*                10
Stephen Puleo, 67          Trustee*                 1         Trustee*                 1
J. Paul Finnegan, 77       Trustee*                12         Trustee*                10

*     Independent Trustees

      Douglas Krupp co-founded and serves as Co-Chairman and Chief Executive Officer of The Berkshire Group, an integrated real estate financial services firm engaged in real estate acquisitions, property management, investment sponsorship, venture capital investing, mortgage banking, financial management and ownership of two operating companies through private equity investments. Mr. Krupp has held the position of Co-Chairman since The Berkshire Group was established as The Krupp Companies in 1969 and he has served as the Chief Executive Officer since 1992. He is a graduate of Bryant College where he received an honorary Doctor of Science in Business Administration in 1989.

      Charles N. Goldberg is currently a partner of Oppel, Goldberg & Saenz, LLC. Prior to that he was of counsel to the law firm of Broocks, Baker & Lange, L.L.P., a position he held from December of 1997 to May 1, 2000. Prior to joining Broocks, Baker & Lange, L.L.P., Mr. Goldberg was a partner in the law firm of Hirsch & Westheimer from March of 1996 to December of 1997. Prior to Hirsch & Westheimer, he was the Managing Partner of Goldberg Brown, Attorneys at Law from 1980 to March of 1996. He received a B.B.A. degree and a J.D. degree from the University of Texas. He is a member of the State Bar of Texas and is admitted to practice before the U.S. Court of Appeals, Fifth Circuit and U.S. District Court, Southern District of Texas.

      Stephen Puleo is currently engaged in business as a consultant and director. He retired as a director of Coopers & Lybrand, an international accounting and consulting firm where he worked from 1995-1997 primarily servicing real estate industry clients. From 1993-1994, Mr. Puleo was a tax director for Deloitte & Touche. From 1984-1993, Mr. Puleo held the positions of Executive Vice President and Chief Financial Officer of a predecessor to The Berkshire Group. Prior to that, Mr. Puleo was the Chairman of the National Real Estate Industry Group of Coopers & Lybrand where he provided various real estate services and was a senior tax partner in charge of the Northeast Region. He is a graduate of McNeese State University and attended the Executive Development Program at the Tuck School of Business at Dartmouth College. He is a Certified Public Accountant and currently serves as director of Simpson Housing Limited Partnership of Denver, Colorado.

      J. Paul Finnegan retired as a partner of Coopers & Lybrand in 1987. Since then, he has been engaged in business as a consultant, a director and arbitrator. Mr. Finnegan holds a B.A. degree from Harvard College, a J.D. degree from Boston College Law School and an ASA degree from Bentley College. Mr. Finnegan currently serves as a director at Scituate Federal Savings Bank and has so served since 1991. Mr. Finnegan is a Certified Public Accountant and an attorney.

      The Board of Directors for GIT and GIT II recommends a vote FOR election of the four nominees.

                               PROPOSAL NO. 2

                   AMENDMENT OF ARTICLE XII OF DECLARATION
                         OF TRUST OF GIT AND GIT II
                        WITH RESPECT TO EXCESS SHARES

      Proposal No. 2, if adopted, would modify the "Excess Shares" provisions contained in Article XII of each Trust's Declaration of Trust ("Declaration of Trust") to permit the Trustees of each Trust to waive the Declaration of Trust's prohibition on a person's ownership of more than 9.8% of the outstanding shares of the Trust, upon the satisfaction of certain conditions described below. Under the proposed amendment, the Trustees may impose such additional conditions on the granting of such a waiver as they deem appropriate.

      Background. In order for the Trusts to qualify (and continue to qualify) as real estate investment trusts ("REITs") under the Internal Revenue Code of 1986, as amended (the "Code"), they must each comply with certain technical requirements of the Code, including a requirement that not more than 50% of each Trust's outstanding securities be owned by five or fewer individuals (as defined in the Code to include certain entities) during the last half of any calendar year. In order to ensure that the Trusts comply with this requirement, the Declaration of Trust of each Trust prohibits any person from owning, directly or indirectly, more than 9.8% of the outstanding shares of such Trust (the Declaration of Trust of each Trust defines shares that, if transferred to a person would result in that person owning more than 9.8% of the outstanding shares of the Trust, as "Excess Shares"). The Trustees may also refuse to permit any transfer of shares that would, in their opinion, jeopardize a Trust's status as a REIT.

      Under each Trust's Declaration of Trust, Excess Shares are not entitled to any voting rights, are not deemed to be outstanding for the purpose of determining a quorum at a meeting of shareholders, are not entitled to any dividends, may be acquired by the applicable Trust at the lesser of the price paid for the Excess Shares or their fair market value, and are otherwise subject to material restrictions as set forth in the Declaration of Trust.

      In addition to protecting a Trust's status as a REIT, the Excess Shares provisions may have the effect of discouraging changes in control of a Trust, and may limit the opportunity of a shareholder of the Trust to receive a premium for his or her shares in the event someone desires to make purchases to assemble a block of shares of the Trust.

      Purpose of Proposal No. 2. The purpose of Proposal No. 2 is to provide the Trustees with the flexibility to consider, on a case-by-case basis, whether to grant waivers from the Excess Shares provisions in order to permit a person to acquire shares of the Trust in situations that would not jeopardize the Trust's REIT status. Such flexibility could facilitate transactions that may be beneficial to other Trust shareholders, by mitigating some of the negative effects of the current Excess Shares provisions described above.

      In particular, Proposal No. 2, if adopted, would modify the Excess Shares provisions in each Trust's Declaration of Trust to allow the Trustees to exempt a person desiring to acquire more than 9.8% of the outstanding shares of a Trust from such Excess Shares provisions if the Trust receives a ruling from the Internal Revenue Service or an opinion of counsel to the effect that such exemption will not cause the Trust to lose its status as a REIT. The full text of the proposed amendment to the Declaration of Trust of each Trust is attached hereto as Exhibit "C" and incorporated herein by reference. The full text of the current Excess Shares provisions of GIT and GIT II is attached hereto as Exhibits "A" and "B", respectively, and incorporated herein by reference. The Trustees believe that the flexibility afforded by the proposed amendment to each Declaration of Trust, which is consistent with current practice as reflected in the governing documents of many REITs, will provide adequate protection of each Trust's continuing status as a REIT while at the same time facilitate the consideration by the Trustees and shareholders of potentially beneficial transactions such as the possible transaction described below.

      Potential Transaction. In February 2002, the Board of Trustees of each of the Trusts was advised by affiliates of the Advisor that such affiliates were considering proposing a transaction that would be designed to provide the shareholders of the Trusts with the opportunity to participate in a newly formed REIT. As described by the Advisor affiliates, the potential transaction would provide the shareholders with the opportunity to receive rates of return and liquidity that would make such an investment attractive to the

Trust shareholders. In order to participate in the new REIT, shareholders of the Trusts would be given the opportunity, on a voluntary basis, to exchange their shares in the Trusts for shares of the newly formed REIT. As described by the Advisor affiliates, shareholders of the Trusts who chose not to participate in the new investment opportunity would retain their current investment. The Advisor affiliates have informed the Board of Trustees that they have not yet determined whether or not to propose such a transaction, but that the current Excess Shares provisions would prevent them from doing so.

      The Advisor affiliates have informed the Board of Trustees of each Trust that should the Trust's shareholders vote to adopt this Proposal No. 2, and should the Advisor affiliates decide to propose a transaction, it is the Advisor affiliates' intention to then request that each Board of Trustees waive the applicable Excess Shares provisions in connection with such transaction. The respective Boards of Trustees of each Trust have expressed no opinion and have not made any commitment as to whether or not they would waive the Excess Shares provisions in connection with such a transaction, and have advised the Advisor affiliates that they would consider any request consistent with the discretion vested in them under the proposed amendment to each Declaration of Trust, such factors as they deem appropriate, and the need to protect each Trust's status as a REIT.

      Douglas Krupp, who is currently an executive officer and Trustee of both of the Trusts and is nominated for reelection as Trustee, is a director and executive officer of the Advisor affiliates referred to above. George Krupp, is currently deemed an executive officer of both Trusts and is a director and an executive officer of the Advisor affiliates referred to above. Scott D. Spelfogel and Mary Beth Bloom are currently executive officers of both of the Trusts and executive officers of the Advisor affiliates referred to above.

      The Board of Trustees for each of GIT and GIT II recommends a vote FOR Proposal No. 2. If the shareholders of either GIT or GIT II do not approve the proposed amendment to the Declaration of Trust, the amendment will not go into effect with respect to such Trust and the Excess Shares provisions of such Declaration of Trust will remain unchanged.

                             EXECUTIVE OFFICERS

Douglas Krupp, age 55, is President, Chairman of the Board and a Trustee of both GIT and GIT II. He was elected May 2, 1996 as Chairman of the Board and Trustee to both GIT and GIT II and he was appointed President of both GIT and GIT II on October 8, 1997.

Robert Barrows, age 44, is Treasurer of both GIT and GIT II. He was elected August 3, 1995 to both GIT and GIT II.

Scott D. Spelfogel, age 41, is Clerk of both GIT and GIT II. He was elected Assistant Clerk July 26, 1990 to GIT and November 7, 1991 to GIT II and he was elected Clerk on May 2, 1996 to both GIT and GIT II.

Mary Beth Bloom, age 28, is Assistant Clerk of both GIT and GIT II. She was elected November 9, 2000 to both GIT and GIT II.

      Information on Mr. Krupp appears above under the heading "Directors, Executive Officers and Proposals - Proposal No. 1 - Election of Trustees."

      Robert A. Barrows is the Treasurer of the Trusts and is Senior Vice President and Chief Financial Officer of Berkshire Mortgage Finance. Mr. Barrows has held several positions within The Berkshire Group since joining the company in 1983 and is currently responsible for the accounting, financial reporting and treasury functions for Berkshire Mortgage Finance. Prior to joining The Berkshire Group, he was an audit supervisor for Coopers & Lybrand L.L.P. in Boston, He received a B.S. degree from Boston College and is a Certified Public Accountant.

      Scott D. Spelfogel is the Clerk of the Trusts and is Senior Vice President and General Counsel to The Berkshire Group. Prior to 1997, he served as Vice President and Assistant General Counsel. Before joining the firm in November 1988, he was a litigator in private practice in Boston. He received a Bachelor of Science degree in Business Administration from Boston University, a Juris Doctor Degree from Syracuse University's College of Law, and a Master of Laws degree in Taxation from Boston University Law School. He is admitted to practice law in Massachusetts and New York, is a member of the American, Boston, Massachusetts and New York State bar associations and is a licensed real estate broker in Massachusetts.

      Mary Beth Bloom is the Assistant Clerk of the Trusts and is Assistant General Counsel to The Berkshire Group. Prior to joining the company in August, 2000, she was an attorney with John Hancock Financial Services. She received a B.A. from the College of the Holy Cross in 1995 and a J.D. from New England School of Law in 1998. She is admitted to practice law in Massachusetts and New York and is a member of the American, Massachusetts and New York Bar Associations.

      In addition, the following are deemed Executive Officers of the
Trusts:

      George Krupp (age 57) is the Co-Founder and Co-Chairman of The Berkshire Group, an integrated real estate financial services firm engaged in real estate acquisitions, property management, investment sponsorship, venture capital investing, mortgage banking, financial management and ownership of two operating companies through private equity investments. Mr. Krupp has held the position of Co-Chairman since The Berkshire Group was established as The Krupp Companies in 1969. Mr. Krupp has been an instructor of history at the New Jewish High School in Waltham, Massachusetts since September of 1997. Mr. Krupp attended the University of Pennsylvania and Harvard University and holds a Master's Degree in History from Brown University. He also serves on the boards of directors of Boston Symphony and Combined Jewish Philanthropies.

      Peter F. Donovan (age 48) is Chief Executive Officer of Berkshire Mortgage Finance which position he has held since January of 1998 and in this capacity, he oversees the strategic growth plans of this mortgage banking firm. Berkshire Mortgage Finance is the 10th largest mortgage banking firm in the United States based on servicing and asset management of a $14.1 billion loan portfolio. Previously he served as President of Berkshire Mortgage Finance from January of 1993 to January of 1998 and in that capacity he directed the production, underwriting, servicing and asset management activities of the firm. Prior to that, he was Senior Vice President of Berkshire Mortgage Finance and was responsible for all participating mortgage originations. Before joining the firm in 1984, he was Second Vice President, Real Estate Finance for Continental Illinois National Bank & Trust, where he managed a $300 million construction loan portfolio of commercial properties. Mr. Donovan received a B.A. from Trinity College and an M.B.A. degree from Northwestern University. He is also currently a member of the Advisory Council for Fannie Mae.

      Ronald Halpern (age 60) is President and Chief Operating Officer of Berkshire Mortgage Finance. He has served in these positions since January of 1998 and as such, he is responsible for the overall operations of the Company. Prior to January of 1998, he was Executive Vice President, managing the underwriting, closing, portfolio management and servicing departments for Berkshire Mortgage Finance. Before joining the firm in 1987, he held senior management positions with the Department of Housing and Urban Development in Washington D.C. and several HUD regional offices. Mr. Halpern has over 30 years of experience in real estate finance which includes his experience as prior Chairman of the MBA Multifamily Housing Committee. He holds a B.A. degree from the University of the City of New York and J.D. degree from Brooklyn Law School.

      Carol J.C. Mills (age 52) is Senior Vice President for Loan Management of Berkshire Mortgage Finance and in this capacity, she is responsible for the loan servicing and asset management functions of the Boston office of Berkshire Mortgage Finance. She manages the estimated $14.1 billion portfolio of loans. Ms. Mills joined Berkshire in December 1997 as Vice President and was promoted to Senior Vice President in January 1999. From January 1989 through November 1997, Ms. Mills was Vice President of First Winthrop Corporation and Winthrop Financial Associates, in Cambridge, MA. Ms. Mills earned a B.A. degree from Mount Holyoke College and a Master of Architecture degree from Harvard University. Ms. Mills is a member of the Real Estate Finance Association, New England Women in Real Estate and the Mortgage Bankers Association.

      Each officer of each of the Trusts is elected annually by the applicable Board of Trustees for the ensuing year or until a successor is elected and qualified. George Krupp and Douglas Krupp are brothers; otherwise there are no family relationships amongst the Officers and Trustees of either Trust.

      Douglas Krupp, by virtue of indirect ownership interests in the Advisor, is deemed to have direct or indirect material interests in amounts paid to the Advisor by each Trust. GIT and GIT II also individually reimburse the Advisor and affiliates for certain expenses incurred by them in connection with the operation of the individual Trusts.

      Under the terms of the Advisory Service Agreements between GIT and the Advisor and GIT II and the Advisor, the Advisor and its affiliates are entitled to an Asset Management Fee equal to .75% per annum (which represented $950,966 and $1,309,430 for GIT and GIT II respectively in
2001) of the value of the respective Trust's actual and committed mortgage assets, payable quarterly.

      GIT also reimburses affiliates of the Advisor for certain costs incurred in connection with maintaining the books and records of GIT, the preparation and mailing of financial reports, tax information and other communications to investors and legal fees and expenses (which totaled $255,142 in 2001).

      During 2001, GIT received interest collections on additional loans with affiliates of the Advisor of the Trust of $155,738. In addition, GIT received $3,431,133 in 2001 related to participating interest income.

      GIT II also reimburses affiliates of the Advisor for certain costs incurred in connection with maintaining the books and records of the Trust, the preparation and mailing of financial reports, tax information and other communications to investors and legal fees and expenses (which totaled $273,830 in 2001).

      During 2001, GIT II received interest collections on additional loans with affiliates of the Advisor of the Trust in the amount of $398,549. In addition, GIT II received $8,780,579 in 2001 related to participating interest income.

      Neither Trust has an Audit Committee, Compensation Committee or Nominating Committee, nor is there any committee performing similar functions.

      The Board of Trustees of each Trust have regularly scheduled quarterly meetings and special meetings as required. During 2001, the Board of Trustees of GIT met 4 times and acted once by unanimous written consent and the Board of Trustees of GIT II met 4 times and acted once by unanimous written consent. No Trustee attended fewer than 75% of the total number of meetings of the Board of Trustees of the individual Trusts.

               COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

      During 2001 all of the Executive Officers of GIT and GIT II were employees of affiliates of the Advisor, which has been retained to manage the respective Trust's day-to-day affairs, subject to the applicable Board's control and supervision, for the fees and expense reimbursements described above which totaled $1,206,108 and $1,583,260 for GIT and GIT II respectively. Employees of affiliates of the Advisor do not directly receive any remuneration from either of the Trusts, including options, stock appreciation rights, or rights under any long-term incentive plan. Such employees are compensated for their services relating to GIT and GIT II by the Advisor. No options or stock appreciation rights were exercised in 2001 or outstanding at the end of the fiscal year.

      Independent Trustees of each Trust are compensated at the rate of $25,000 per year for their services and receive reimbursement for their travel expenses. There were no other arrangements for either of the Trusts to compensate any Trustee during 2001.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Neither GIT nor GIT II had a Compensation Committee in 2001 and neither currently has such a committee, as no Executive Officers of GIT or GIT II received in 2001 or currently receive any remuneration from either of the Trusts. Neither of the Boards of Trustees of either of the Trusts conducted any deliberations concerning Executive Officer compensation in 2001.

      Since no Executive Officers of GIT or GIT II receive any remuneration from the respective Trust, the Boards of Trustees of both Trusts have not adopted any executive compensation policies, such as regarding the relationship of the applicable Trust's performance to executive compensation.

                            INDEPENDENT AUDITORS

      PricewaterhouseCoopers LLP has served as independent auditors to each Trust since their respective formations. The Board of Trustees of each Trust has approved the selection of PricewaterhouseCoopers LLP as auditors for 2002.

      A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement should he or she desire to do so.

      The following table sets forth the aggregate fees billed for professional services rendered for the audit of each of GIT and GIT II's annual financial statements for the year 2001, the reviews of the financial statements included in GIT and GIT II's Forms 10-Q for the year 2001, and any financial information systems design and implementation fees or any other fees.

                                     GIT
----------------------------------------------------------------------------
Audit Fees                                            $27,445
----------------------------------------------------------------------------
Financial Information Systems Design and
Implementation Fees                                       -0-
----------------------------------------------------------------------------
All Other Fees                                        $ 3,195
----------------------------------------------------------------------------

                                   GIT II
----------------------------------------------------------------------------
Audit Fees                                            $27,445
Financial Information Systems Design and
Implementation Fees                                       -0-
----------------------------------------------------------------------------
All Other Fees                                        $ 3,195
----------------------------------------------------------------------------

      The Board of Directors did not consider whether the provision of financial information systems design and implementation services is compatible with the principal accountant's independence as no such non-audit services were provided in 2001 or anticipated for 2002.

      The Board of Directors reviewed the other non-audit services provided by the principal accountants and determined that such services were compatible with the principal accountant's independence.

      Neither Trust's Declaration of Trust requires that shareholders approve the appointment of independent auditors.

                                OTHER MATTERS

      The Board of Trustees of each Trust is not aware of any other formal matters to be presented at the meeting. Pursuant to the Declarations of Trust of GIT and GIT II, no business other than that stated in this notice shall be transacted at the meeting without the unanimous consent of all the shareholders entitled to vote at the meeting.

                                  By order of the Board
                                  of Trustees of Krupp Government Income Trust and Krupp Government Income Trust II

                                  /s/ Scott D. Spelfogel

                                  Scott D. Spelfogel
                                  Clerk of Krupp Government Income
                                  Trust and Krupp Government Income
                                  Trust II

                           SHAREHOLDERS' PROPOSALS

      If any shareholder wishes to submit a proposal to be voted on at the 2003 Annual Meeting of Shareholders, the shareholder must submit the proposal to the applicable Trust on or before November 29, 2002.

                                  IMPORTANT

      PLEASE FILL IN, DATE AND SIGN THE ACCOMPANYING PROXY, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES OF THE APPLICABLE TRUST, AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                 Exhibit "A"

               Article XII of the Declaration of Trust of GIT
               ----------------------------------------------

                         ARTICLE XII - EXCESS SHARES
                         ---------------------------

      SECTION 1 EXCESS SHARES. (A) If, at any time after July, 1, 1991, a Person (as defined in (C) below) would become an Owner (as defined in (C) below) of Shares of the Trust in excess of 9.8% of the outstanding Shares (the "Limit"), but less than 80% of the outstanding Shares, those Shares of the Trust intended to be acquired by such Person which are in excess of the Limit, including for this purpose Shares deemed Owned through attribution, shall constitute "Excess Shares" at such time as all events have occurred to effect such transfer in accordance with any agreement between the transferor and such Person. Excess Shares shall have the following characteristics:

            (1) Notwithstanding that the Person to whom the Excess Shares were originally intended to be transferred may be the record owner of the Excess Shares, Excess Shares shall be transferred by operation of law to the Trust as trustee of a trust for the exclusive benefit of the Person(s) to whom the Excess Shares can be transferred without constituting Excess Shares if Owned by such Person(s);

            (2)  Excess Shares shall not be entitled to any voting rights;

            (3) Excess Shares shall not be deemed to be outstanding for the purpose of determining a quorum at the annual meeting or any special meeting of Shareholders;

            (4) Excess Shares shall not be entitled to any dividends within the meaning of Code Section 316; however, any other distributions with respect to Excess Shares which are payable in respect of Shares shall be accumulated by the Trust and deposited in a savings account in a Massachusetts bank (which may be the Trust's dividend disbursing agent) for the benefit of, and be payable to, the holder or holders of such Shares at such time as such Excess Shares shall cease to be Excess Shares;

            (5) Although not entitled to voting and dividend rights, Excess Shares shall continue to be issued and outstanding units of beneficial interest in the Trust;

            (6) To accommodate transfers of Excess Shares to a Person or Persons whose Ownership of such Shares would not cause such Shares to be Excess Shares, the Person to whom the Excess Shares were originally intended to be transferred may transfer an interest in the trust in which the Excess Shares are held to a transferee at a price not in excess of the price paid for the Excess Shares represented by the transferred interest, and if an interest in such trust is so transferred, the Trust will distribute the Excess Shares represented by the transferred interest to the transferee, provided that the Excess Shares would not be Excess Shares in the hands of the transferee;

            (7) Excess Shares shall be deemed to have been offered for sale to the Trust or its designee, for the lesser of the price paid for the Excess Shares by the Person to whom the Excess Shares were originally intended to be transferred or at their fair market value. The Trust shall have the right to accept such offer for a period of ninety (90) days from the date of:
      (i) the transfer of Shares which made the Shares Excess Shares if the Trust has actual knowledge that such transfer creates Excess Shares as a result of receipt of the notice required by (B) below; or (ii) if such transfer is not actually known to the Trust, the determination by the Trustees in good faith by resolution duly adopted that a transfer creating Excess Shares has taken place (the "Offer Period"). Fair market value shall be determined as of the date of (i) or (ii) above, and shall be the closing price on the national stock exchange on which the Shares are listed; but if the Shares are not listed on a national stock exchange, then the closing bid price on the "pink sheets" of the National Quotation Bureau Incorporated or on the NASDAQ National Quotation System (as applicable); but if the Shares are not quoted on such markets, then the price as determined in good faith by the Trustees;

            (8) If a permitted transferee acquires the Excess Shares they shall cease to be Excess Shares as of the date of the acquisition. If the Trust redeems Excess Shares, they shall cease to be Excess Shares and to be issued and outstanding Shares as of the date of the acquisition. The permitted transferee or the Trust, as applicable, shall be entitled to the amounts deposited in accordance with (4) above.

            The Trust may accept the deemed offer for Excess Shares by mailing by registered mail (return receipt requested) a written notice to the record holder of Excess Shares at the address appearing on the Trust's stock transfer records stating the Trust's acceptance of the offer within the Offer Period. Payment for Excess Shares shall be made by the Trust by check, subject to collection, within 30 days after acknowledgement of receipt of the above-described notice. After notice has been sent, Excess Shares shall have no further rights beyond the right to receive payment pursuant to this Paragraph.

      (B) Each Person who would become the Owner of Excess Shares is obliged upon entering into a binding agreement to acquire the Excess Shares immediately to give or cause to be given written notice thereof to the Trust and to give to the Trust such other information as the Trust may reasonably require of such Person: (1) with respect to identifying all Owners and amount of Ownership of its outstanding Shares held directly or by attribution by such Person; and (2) such other information as may be necessary to determine the Trust's status under the Code. If any Person knowingly fails to give the notice provided above and the Trust loses its REIT qualification under the Code or becomes a personal holding company, such Person shall indemnify the Trust for the full amount of any damages and expenses (including increased taxes, attorneys' fees and administrative costs) resulting from the Trust's loss of its REIT qualification.

      (C)  For the purpose of determination to be made under this Article:

            (a) A Person shall be considered to "Own," be the "Owner" or have "Ownership" of Shares if he is treated as owner of such Shares for purposes of part II, subchapter M of the Code, including the attribution of ownership provisions of Section 542 and 544 of the Code, or if such Person would have beneficial ownership of such Shares as defined under Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Act") (all as in effect on the date of the formation of the Trust); and

            (b) "Person" includes an individual, corporation, partnership, estate, trust, association, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Act (as in effect on the date of the formation of the Trust).

            (c) In the case of an ambiguity in the application of any of the provisions of (a) and (b) above, the Trustees shall have the power to determine for the purposes of this Article XII on the basis of information known to them: (i) whether any person Owns Shares;
      (ii) whether any two or more individuals, corporations, partnerships, estates, trusts, associations or joint stock companies or other entities constitute a Person; and (iii) whether any of the entities of (ii) above constitute a group.

      (D) If any provision of this Article XII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected.

      (E) Nothing contained in this Article XII shall limit the authority of the Trustees to take such other action as they deem necessary or advisable to protect the Trust and the interests of its Shareholders by preservation of the Trust's status as a REIT under the Code.

      (F) All references in this Declaration of Trust to the vote of Shares shall be deemed to include all Shares other than Excess Shares.

                                 Exhibit "B"

              Article XII of the Declaration of Trust of GIT II
              -------------------------------------------------

                         ARTICLE XII - EXCESS SHARES
                         ---------------------------

      SECTION 1 EXCESS SHARES. (A) If, at any time after July 1, 1992, a Person (as defined in (C) below) would become an Owner (as defined in (C) below) of Shares of the Trust in excess of 9.8% of the outstanding Shares (the "Limit"), but less than 80% of the outstanding Shares, those Shares of the Trust intended to be acquired by such Person which are in excess of the Limit, including for this purpose Shares deemed Owned through attribution, shall constitute "Excess Shares" at such time as all events have occurred to effect such transfer in accordance with any agreement between the transferor and such Person. Excess Shares shall have the following characteristics:

            (1) Notwithstanding that the Person to whom the Excess Shares were originally intended to be transferred may be the record owner of the Excess Shares, Excess Shares shall be transferred by operation of law to the Trust to be held in escrow until such time as the Excess Shares are transferred to such Person(s) to whom the Excess Shares can be transferred without constituting Excess Shares if Owned by such Person(s);

            (2)  Excess Shares shall not be entitled to any voting rights;

            (3) Excess Shares shall not be deemed to be outstanding for the purpose of determining a quorum at the annual meeting or any special meeting of Shareholders;

            (4) Excess Shares shall not be entitled to any dividends within the meaning of Code Section 316; however, any other distributions with respect to Excess Shares which are payable in respect of Shares shall be accumulated by the Trust and deposited in a savings account in a Massachusetts bank (which may be the Trust's dividend disbursing agent) for the benefit of, and be payable to, the holder or holders of such Shares at such time as such Excess Shares shall cease to be Excess Shares;

            (5) Although not entitled to voting and dividend rights, Excess Shares shall continue to be issued and outstanding units of beneficial interest in the Trust;

            (6) To accommodate transfers of Excess Shares to a Person or Persons whose Ownership of such Shares would not cause such Shares to be Excess Shares, the Person to whom the Excess Shares were originally intended to be transferred may transfer the Excess Shares held in escrow to a transferee at a price not in excess of the price paid for the Excess Shares represented by the transferred interest, and if an interest in such trust is so transferred, the Trust will release from escrow the Excess Shares represented by the transferred interest to the transferee, provided that the Excess Shares would not be Excess Shares in the hands of the transferee;

            (7) Excess Shares shall be deemed to have been offered for sale to the Trust or its designee, for the lesser of the price paid for the Excess Shares by the Person to whom the Excess Shares were originally intended to be transferred or at their fair market value. The Trust shall have the right to accept such offer for a period of ninety (90) days from the date of:
      (i) the transfer of Shares which made the Shares Excess Shares if the Trust has actual knowledge that such transfer creates Excess Shares as a result of receipt of the notice required by (B) below; or (ii) if such transfer is not actually known to the Trust, the determination by the Trustees in good faith by resolution duly adopted that a transfer creating Excess Shares has taken place (the "Offer Period"). Fair market value shall be determined as of the date of (i) or (ii) above, and shall be the closing price on the national stock exchange on which the Shares are listed; but if the Shares are not listed on a national stock exchange, then the closing bid price on the "pink sheets" of the National Quotation Bureau Incorporated or on the NASDAQ National Quotation System (as applicable); but if the Shares are not quoted on such markets, then the price as determined in good faith by the Trustees;

            (8) If a permitted transferee acquires the Excess Shares they shall cease to be Excess Shares as of the date of the acquisition. If the Trust redeems Excess Shares, they shall cease to be Excess Shares and to be issued and outstanding Shares as of the date of the redemption. The permitted transferee or the Trust, as applicable, shall be entitled to the amounts deposited in accordance with (4) above.

            The Trust may accept the deemed offer for Excess Shares by mailing by registered mail (return receipt requested) a written notice to the record holder of Excess Shares at the address appearing on the Trust's stock transfer records stating the Trust's acceptance of the offer within the Offer Period. Payment for Excess Shares shall be made by the Trust by check, subject to collection, within 30 days after acknowledgement of receipt of the above-described notice. After notice has been sent, the record holders of Excess Shares shall have no further rights beyond the right to receive payment pursuant to this Paragraph.

      (B) Each Person who would become the Owner of Excess Shares is obliged upon entering into a binding agreement to acquire the Excess Shares immediately to give or cause to be given written notice thereof to the Trust and to give to the Trust such other information as the Trust may reasonably -require of such Person: (1) with respect to identifying all Owners and amount of Ownership of its outstanding Shares held directly or by attribution by such Person; and (2) such other information as may be necessary to determine the Trust's status under the Code. If any Person knowingly fails to give the notice provided above and the Trust loses its REIT qualification under the Code or becomes a personal holding company, such Person shall indemnify the Trust for the full amount of any damages and expenses (including increased taxes, attorneys' fees and administrative costs) resulting from the Trust's loss of its REIT qualification.

      (C)  For the purpose of determination to be made under this Article:

            (a) A Person shall be considered to "Own," be the "Owner" or have "Ownership" of Shares if he is treated as owner of such Shares for purposes of part II, subchapter M of the Code, including the attribution of ownership provisions of Sections 542 and 544 of the Code, or if such Person would have beneficial ownership of such Shares as defined under Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all as in effect on the date of the formation of the Trust); and

            (b) "Person" includes an individual, corporation, partnership, estate, trust, association, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act (as in effect on the date of the formation of the Trust).

            (c) In the case of an ambiguity in the application of any of the provisions of (a) and (b) above, the Trustees shall have the power to determine for the purposes of this Article XII on the basis of information known to them: (i) whether any Person Owns Shares;
      (ii) whether any two or more individuals, corporations, partnerships, estates, trusts, associations or joint stock companies or other entities constitute a Person; and (iii) whether any of the entities of (ii) above constitute a group.

      (D) If any provision of this Article XII or any application of any such provision is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected.

      (E) Nothing contained in this Article XII shall limit the authority of the Trustees to take such other action as they deem necessary or advisable to protect the Trust and the interests of its Shareholders by preservation of the Trust's status as a REIT under the Code.

      (F) All references in this Declaration of Trust to the vote of Shares shall be deemed to include all Shares other than Excess Shares.

                                 Exhibit "C"

                       Declaration of Trust Amendment
                       ------------------------------

      Article XII of the Declaration of Trust of each Trust shall be amended by adding a new section (G) as follows:

            (G)  Notwithstanding anything to the contrary contained in this
      Article XII, the Trustees, in their sole discretion, may exempt a Person from one or more of the restrictions contained in this
      Article XII if the Trust receives a ruling from the Internal Revenue Service or an opinion of counsel, in either case in form and substance satisfactory to the Trustees, in their sole discretion, to the effect that such exemption will not cause the Trust to lose its status as a REIT. Notwithstanding the receipt of any such ruling or opinion, the Trustees may impose such additional conditions or restrictions as they deem appropriate in connection with granting such exemption.

                   KRUPP GOVERNMENT INCOME TRUST II PROXY

In completing and returning this proxy you will be voting in the election of Trustees. Please mark, sign, date, and return this proxy as soon as possible using the enclosed postage paid envelope. If the Trust has not received proxies representing a quorum (50.1% of outstanding shares) for the annual meeting immediately, the Trust may engage a proxy solicitation firm to obtain a quorum. THE ESTIMATED COST TO THE TRUST ENGAGING SUCH A FIRM COULD EXCEED $50,000.

A proxy with respect to shares held in the name of two or more persons shall be cast if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger.

                                                        Krupp
               Shares Held                           Account No. ______________
               -----------                           -----------

[                                        ]
[                                        ]    PLEASE SIGN AND DATE THIS
[                                        ]    PROXY CARD ON THE REVERSE SIDE
[                                        ]

The undersigned hereby appoints Douglas Krupp, Peter Donovan, and Scott Spelfogel and each of them, as proxies, with full power of substitution in each, to vote all the shares of beneficial interest of Krupp Government Income Trust II of the Undersigned at the Annual Meeting of the Shareholders to be held Thursday, May 16, 2002 at 10:00 A.M. at the Trust's office on the 14th floor of One Beacon Street, Boston, Massachusetts 02108.

1. Election of Trustees:
   To vote for all the nominees listed below check box  [ ]
                                     - or -
   To withhold authority to vote for all the nominees listed below check box[ ]
                                     - or -
   To vote for some, but not all of the nominees line through or strike out the names of those nominees you want to vote AGAINST in order to withhold authority,
   Douglas Krupp    Stephen Puleo    Charles N. Goldberg    J. Paul Finnegan

2. To consider and vote on a proposal to amend Article XII of GIT II's Declaration of Trust. The amendment would give GIT II Trustees the discretion to waive GIT II's prohibition on a person's ownership of more than 9.8% of the outstanding shares of GIT II, if certain conditions are met relating to the effect of such waiver on GIT II's status as a real estate investment trust (a "REIT"), as more fully described in the accompanying proxy statement.

3. Other Business:
   In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the meeting. The Board of Trustees presently knows of no other formal business to be brought before the meeting.

This proxy is solicited by the Board of Trustees and may be revoked prior to exercise. This proxy, when properly executed, will be voted as directed herein by the undersigned Shareholder. In the absence of direction, this proxy will be voted for Items 1 and 2.

Date: _______________  Signature of Shareholder ___________________________

                       Signature of Shareholder ___________________________

Important: Please sign exactly as name appears on front of proxy.
Executors, Administrators, Guardians, Attorneys, or any other representative should give full title. Corporate stockholders sign with full corporate name by a duly authorized officer. If a partnership, sign in partnership name by authorized person.